UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): February 21, 2006

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Highbury Financial Inc.
(Exact name of Registrant as Specified in its Charter)

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Commission File Number: 333-127272

Delaware	20-3187008
(State of Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

999 Eighteenth Street, Suite 3000
Denver, CO 80202
(Address of Principal Executive Offices, Including Zip Code)

(303) 357-4802
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 21, 2006, Highbury Financial Inc. (the”Company”) issued a press release announcing the separate trading of its common stock and warrants included in the units sold in connection with its initial public offering.

A copy of the Press Release issued by the Company is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press release issued by Highbury Financial Inc. dated February 21, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized on.

HIGHBURY FINANCIAL INC.

Date: February 21, 2006	By:	/s/ Richard S. Foote
Richard S. Foote
President and Chief Executive Officer